Exhibit 10.1

EXECUTION VERSION
AMENDMENT NO. 1
TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
This Amendment No. 1 to Fourth Amended and Restated Credit Agreement, dated as of October 2, 2013 (this “Amendment”), is entered into among ALPHA NATURAL RESOURCES, INC., a Delaware corporation (the “Borrower”), the Revolving Facility Lenders party hereto and Citicorp North America, Inc., a Delaware corporation, in its capacity as administrative agent for the Lenders and as collateral agent for the Secured Parties (in such capacity, the “Administrative Agent”), and amends the Fourth Amended and Restated Credit Agreement dated as of May 22, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) entered into among the Borrower, the Lenders party thereto from time to time, the Issuing Banks party thereto from time to time, the Administrative Agent and the other parties thereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.
W I T N E S S E T H:
WHEREAS, the Borrower has requested that the Revolving Facility Lenders amend the Credit Agreement to effect the changes below;
WHEREAS, the Revolving Facility Lenders are willing to amend the Credit Agreement to effect the changes below;
NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:
Section 1.Amendment to the Credit Agreement
Section 6.10 shall be amended by deleting it in its entirety and replacing it with the following:
“Permit the Interest Coverage Ratio as of the last day of any fiscal quarter of the Borrower ending on the dates set forth below to be less than the ratio corresponding to such fiscal quarter:

Fiscal Quarter Ending	Minimum Interest Coverage Ratio
March 31, 2015	1.25:1.00
June 30, 2015	1.25:1.00
September 30, 2015	1.25:1.00
December 31, 2015	1.25:1.00
March 31, 2016	1.50:1.00
June 30, 2016	1.50:1.00
Section 2.    Conditions Precedent to the Effectiveness of this Amendment
This Amendment shall become effective as of the date first written above when, and only when, each of the following conditions precedent shall have been satisfied or waived (the “Amendment No. 1 Effective Date”) by the Administrative Agent:
(a)    Executed Counterparts. The Administrative Agent shall have received this Amendment, duly executed by the Borrower, the Subsidiary Guarantors, the Administrative Agent, the Collateral Agent and the Majority Lenders under the Revolving Facility;
(b)    Lender Fees. All Revolving Facility Lenders who have returned an executed signature page to this Amendment to the Administrative Agent prior to 3:00 P.M. New York City time on October 2, 2013 shall have received a fee equal to 0.25% of their outstanding Revolving Facility Commitments.
(c)    Reimbursement of Expenses. The Borrower shall have paid to the Administrative Agent all reasonable out-of-pocket expenses incurred by the Administrative Agent and invoiced to the Borrower prior to the Amendment No. 1 Effective Date in connection with the preparation, reproduction, execution and delivery of this Amendment (including, without limitation the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, special counsel to the Administrative Agent);
(d)    Representations and Warranties. The representations and warranties set forth in Section 3 of this Amendment shall be true and correct and the Administrative Agent shall have received a certificate to that effect from a Responsible Officer of the Borrower; and
(e)    Opinions of Counsel. The Administrative Agent shall have received, on behalf of itself, the Collateral Agent, the Lenders and each Issuing Bank on the Amendment No. 1 Effective Date, a favorable written opinion of Cleary Gottlieb Steen and Hamilton LLP, special counsel for the Borrower addressed to the Administrative Agent, the Collateral Agent, each Issuing Bank and the Lenders and in form and substance reasonably satisfactory to the Administrative Agent.

Section 3.    Representations and Warranties
On and as of the Amendment No. 1 Effective Date, after giving effect to this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and each Lender as follows:
(a)    this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with its terms, and the Credit Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, in each case, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing;
(b)    each of the representations and warranties contained in Article III (Representations and Warranties) of the Credit Agreement and each other Loan Document is true and correct in all material respects on and as of the Amendment No. 1 Effective Date, as if made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended hereby and after giving effect to the consents and waivers set forth herein; and
(c)    no Default or Event of Default has occurred and is continuing.
Section 4.    Fees and Expenses
The Borrower and each other Loan Party agrees to pay on demand in accordance with the terms of Section 9.05 (Expenses; Indemnity) of the Credit Agreement all reasonable out-of-pocket expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).
Section 5.    Reference to the Effect on the Loan Documents
(a)    As of the Amendment No. 1 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument.

(b)    Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.
(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Borrower or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.
(d)    This Amendment is a Loan Document.
Section 6.    Execution in Counterparts
This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.
Section 7.    Affirmation of Guarantee and Collateral Agreement and Other Obligations
Each Loan Party (other than the Borrower) hereby consents to the amendments to the Credit Agreement effected hereby, and hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Loan Party contained in the Guarantee and Collateral Agreement, or in any other Loan Documents to which it is a party are, and shall remain, in full force and effect and are hereby ratified and confirmed in all respects and the Collateral and the Loan Documents shall continue to secure, guarantee, support and otherwise benefit the Obligations and the of the Borrower and the other Loan Parties under this Agreement and the other Loan Documents.
Section 8.    Governing Law
This Amendment shall be construed in accordance with and governed by the laws of the State of New York.
Section 9.    Section Titles
The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error. If any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.
Section 10.    Notices
All communications and notices hereunder shall be given as provided in the Credit Agreement.
Section 11.    Severability
The fact that any term or provision of this Agreement is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any other person.
Section 12.    Successors
The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.
Section 13.    Waiver of Jury Trial
Each of the parties hereto irrevocably waives trial by jury in any action or proceeding with respect to this Amendment or any other Loan Document.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ALPHA NATURAL RESOURCES, INC.,
as the Borrower
By: /s/ Kevin S. Crutchfield
Name: Kevin S. Crutchfield
Title: Chief Executive Officer

A. T. MASSEY COAL COMPANY, INC.
ALEX ENERGY, INC.
ALLIANCE COAL CORPORATION
ALPHA AMERICAN COAL COMPANY, LLC
ALPHA AMERICAN COAL HOLDING, LLC
ALPHA APPALACHIA SERVICES, INC.
ALPHA COAL RESOURCES COMPANY, LLC
ALPHA COAL SALES CO., LLC ALPHA COAL WEST, INC.
ALPHA ENERGY SALES, LLC
ALPHA EUROPEAN SALES, INC.
ALPHA GAS AND OIL COMPANY
ALPHA INDIA, LLC
ALPHA LAND AND RESERVES, LLC
ALPHA MIDWEST HOLDING COMPANY
ALPHA PA COAL TERMINAL, LLC
ALPHA SHIPPING AND CHARTERING, LLC ALPHA TERMINAL COMPANY, LLC ALPHA WYOMING LAND COMPANY, LLC
AMFIRE, LLC
AMFIRE HOLDINGS, LLC
AMFIRE MINING COMPANY, LLC
APPALACHIA COAL SALES COMPANY, INC.
APPALACHIA HOLDING COMPANY
ARACOMA COAL COMPANY, INC.
AXIOM EXCAVATING AND GRADING SERVICES, LLC
BANDMILL COAL CORPORATION
BANDYTOWN COAL COMPANY
BARBARA HOLDINGS INC.
BARNABUS LAND COMPANY
BELFRY COAL CORPORATION
BEN CREEK COAL COMPANY
BIG BEAR MINING COMPANY
BLACK DOG COAL, LLC
BLACK KING MINE DEVELOPMENT CO.
BLACK MOUNTAIN RESOURCES LLC
BOONE EAST DEVELOPMENT CO.
BOONE ENERGY COMPANY
BOONE WEST DEVELOPMENT CO.
BROOKS RUN MINING COMPANY, LLC
BUCHANAN ENERGY COMPANY, LLC
CASTLE GATE HOLDING COMPANY

CENTRAL PENN ENERGY COMPANY, INC.
CENTRAL WEST VIRGINIA ENERGY COMPANY
CERES LAND COMPANY
CLEAR FORK COAL COMPANY
COAL GAS RECOVERY, LLC
COBRA NATURAL RESOURCES, LLC
CORAL ENERGY SERVICES, LLC
CRYSTAL FUELS COMPANY
CUMBERLAND EQUIPMENT CORPORATION
CUMBERLAND RESOURCES CORPORATION
DEHUE COAL COMPANY
DELBARTON MINING COMPANY
DELTA MINE HOLDING COMPANY
DEMETER LAND COMPANY
DICKENSON-RUSSELL COAL COMPANY, LLC
DICKENSON-RUSSELL LAND AND RESERVES, LLC
DOUGLAS POCAHONTAS COAL CORPORATION
DRIH CORPORATION
DRY SYSTEMS TECHNOLOGIES, INC.
DUCHESS COAL COMPANY
EAGLE ENERGY, INC.
ELK RUN COAL COMPANY, INC.
ENERGY DEVELOPMENT CORPORATION
ENTERPRISE LAND AND RESERVES, LLC
ENTERPRISE MINING COMPANY, LLC
ESPERANZA COAL CO., LLC
FOUNDATION MINING, LLC FOUNDATION PA COAL COMPANY, LLC
FOUNDATION ROYALTY COMPANY
FREEPORT MINING, LLC
FREEPORT RESOURCES COMPANY, LLC
GOALS COAL COMPANY
GREEN VALLEY COAL COMPANY
GREYEAGLE COAL COMPANY
HADEN FARMS, INC.
HANNA LAND COMPANY, LLC
HARLAN RECLAMATION SERVICES LLC
HAZY RIDGE COAL COMPANY
HERNDON PROCESSING COMPANY, LLC
HIGHLAND MINING COMPANY
HOPKINS CREEK COAL COMPANY
INDEPENDENCE COAL COMPANY, INC.
JACKS BRANCH COAL COMPANY

JAY CREEK HOLDING, LLC
JOBONER COAL COMPANY
JST LAND COMPANY
JST MINING COMPANY
KANAWHA ENERGY COMPANY
KEPLER PROCESSING COMPANY, LLC
KINGSTON MINING, INC.
KINGSTON PROCESSING, INC.
KINGSTON RESOURCES, INC.
KINGWOOD MINING COMPANY, LLC
KNOX CREEK COAL CORPORATION
LAUREL CREEK CO., INC.
LAUREN LAND COMPANY
LAXARE, INC.
LITWAR PROCESSING COMPANY, LLC
LOGAN COUNTY MINE SERVICES, INC.
LONG FORK COAL COMPANY
LYNN BRANCH COAL COMPANY, INC.
MAGGARD BRANCH COAL LLC
MAJESTIC MINING, INC.
MAPLE MEADOW MINING COMPANY
MARFORK COAL COMPANY, INC.
MARTIN COUNTY COAL CORPORATION
MAXXIM REBUILD CO., LLC
MAXXIM SHARED SERVICES, LLC
MAXXUM CARBON RESOURCES, LLC
MCDOWELL-WYOMING COAL COMPANY, LLC
MEADOW BRANCH COAL LLC
MILL BRANCH COAL CORPORATION
MOUNTAIN MANAGEMENT, INCORPORATED
NEW MARKET LAND COMPANY
NEW RIDGE MINING COMPANY
NEW RIVER ENERGY CORPORATION
NEWEAGLE COAL SALES CORP.
NEWEAGLE DEVELOPMENT CORP.
NEWEAGLE INDUSTRIES, INC.
NEWEAGLE MINING CORP.
NICCO CORPORATION
NICEWONDER CONTRACTING, INC.
NICHOLAS ENERGY COMPANY
NINE MILE SPUR LLC
NORTH FORK COAL CORPORATION

ODELL PROCESSING INC.
OMAR MINING COMPANY
PALLADIAN LIME, LLC
PARAMONT COAL COMPANY VIRGINIA, LLC
PAYNTER BRANCH MINING, INC.
PEERLESS EAGLE COAL CO.
PENNSYLVANIA LAND HOLDINGS COMPANY, LLC
PENNSYLVANIA SERVICES CORPORATION
PERFORMANCE COAL COMPANY
PETER CAVE MINING COMPANY
PIGEON CREEK PROCESSING CORPORATION
PILGRIM MINING COMPANY, INC.
PIONEER FUEL CORPORATION
PIONEER MINING, INC.
PLATEAU MINING CORPORATION
POWELL RIVER RESOURCES CORPORATION
POWER MOUNTAIN COAL COMPANY
PREMIUM ENERGY, LLC
RAVEN RESOURCES, INC.
RAWL SALES & PROCESSING CO.
RED ASH SALES COMPANY, INC.
RESOURCE DEVELOPMENT LLC
RESOURCE LAND COMPANY LLC
RIVER PROCESSING CORPORATION
RIVEREAGLE CORP.
RIVERSIDE ENERGY COMPANY, LLC
RIVERTON COAL PRODUCTION INC.
RIVERTON COAL SALES, INC.
ROAD FORK DEVELOPMENT COMPANY, INC.
ROBINSON-PHILLIPS COAL COMPANY
ROCKSPRING DEVELOPMENT, INC.
RODA RESOURCES LLC
ROSTRAVER ENERGY COMPANY
RUHRKOHLE TRADING CORPORATION
RUM CREEK COAL SALES, INC.
RUSSELL FORK COAL COMPANY
SC COAL CORPORATION
SCARLET DEVELOPMENT COMPANY
SHANNON-POCAHONTAS COAL CORPORATION
SHENANDOAH CAPITAL MANAGEMENT CORP.
SIDNEY COAL COMPANY, INC.
SIMMONS FORK MINING, INC.

SOLOMONS MINING COMPANY
SPARTAN MINING COMPANY
STILLHOUSE MINING LLC
STIRRAT COAL COMPANY
STONE MINING COMPANY
SUPPORT MINING COMPANY
SYCAMORE FUELS, INC.
T. C. H. COAL CO.
TALON LOADOUT COMPANY
TENNESSEE CONSOLIDATED COAL COMPANY
TENNESSEE ENERGY CORP.
TOWN CREEK COAL COMPANY
TRACE CREEK COAL COMPANY
TUCSON LIMITED LIABILITY COMPANY
TWIN STAR MINING, INC.
VANTAGE MINING COMPANY
VIRGINIA ENERGY COMPANY, LLC
WABASH MINE HOLDING COMPANY
WARRICK HOLDING COMPANY
WEST KENTUCKY ENERGY COMPANY
WHITE BUCK COAL COMPANY
WHITE FLAME ENERGY, INC.
WILLIAMS MOUNTAIN COAL COMPANY
WINIFREDE COAL CORPORATION
WYOMAC COAL COMPANY, INC.,

By: /s/ Vaughn R. Groves
Name:    Vaughn R. Groves
Title:    Vice President and Secretary

ALPHA APPALACHIA HOLDINGS, INC.
ALPHA NATURAL RESOURCES, LLC
ALPHA NATURAL RESOURCES SERVICES, LLC

By: /s/ Vaughn R. Groves
Name:    Vaughn R. Groves
Title:    Executive Vice President, General Counsel and Secretary

ALPHA NATURAL RESOURCES INTERNATIONAL, LLC

By: /s/ Vaughn R. Groves
Name:    Vaughn R. Groves
Title:    Executive Vice President and Secretary

ALPHA AUSTRALIA, LLC
ALPHA AUSTRALIA SERVICES, LLC

By: /s/ Vaughn R. Groves
Name:    Vaughn R. Groves
Title:    Vice President

AMFIRE WV, L.P.
By: AMFIRE Holdings, LLC, as General Partner

By: /s/ Vaughn R. Groves
Name:    Vaughn R. Groves
Title:    Vice President and Secretary

CUMBERLAND COAL RESOURCES, LP
By: Pennsylvania Services Corporation, as General Partner

By: /s/ Vaughn R. Groves
Name:    Vaughn R. Groves
Title:    Vice President and Secretary

EMERALD COAL RESOURCES, LP
By: Pennsylvania Services Corporation, as General Partner

By: /s/ Vaughn R. Groves
Name:    Vaughn R. Groves
Title:    Vice President and Secretary

ALPHA SUB ONE, LLC
ALPHA SUB TWO, LLC

By: /s/ Vaughn R. Groves
Name:     Vaughn R. Groves
Title:     President, Manager and Secretary

CITICORP NORTH AMERICA, INC.,
as Administrative Agent, Collateral Agent
and Lender
By: /s/ Raymond G. Dunning
Name: Raymond G. Dunning
Title: Vice President

Name of Institution:

Branch Banking and Trust Company,
as a Revolving Facility Lender

By: /s/ Edward Hill
Name: Edward Hill
Title: Senior Vice President

Name of Institution:

Bank of Montreal, Chicago Branch,
as a Revolving Facility Lender

By:    /s/ Yacouba Kane
Name: Yacouba Kane
Title: Vice President

Name of Institution:

BARCLAYS BANK PLC,
as a Revolving Facility Lender

By:    /s/ Sreedhar R. Kona
Name: Sreedhar R. Kona
Title: Vice President

Name of Institution:

BANK OF AMERICA, N.A.,
as a Revolving Facility Lender

By:    /s/ Adam H. Fey
Name: Adam H. Fey
Title: Director

Name of Institution:

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a Revolving Facility Lender

By:    /s/ Mike McIntyre
Name: Mike McIntyre
Title: Director

If two signatures are required:

By:    /s/ Aaron Sansone
Name: Aaron Sansone
Title: Vice President

Name of Institution:

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as a Revolving Facility Lender

By:    /s/ Marcus M. Tarkington
Name: Marcus M. Tarkington
Title: Director

If two signatures are required:

By:    /s/ Dasan Lazarov
Name: Dasan Lazarov
Title: Director

Name of Institution:

GOLDMAN SACHS BANK USA,
as a Revolving Facility Lender

By:    /s/ Mark Walton
Name: Mark Walton
Title: Authorized Signatory

Name of Institution:

JPMORGAN CHASE BANK, N.A.,
as a Revolving Facility Lender

By:    /s/ Brian Knapp
Name: Brian Knapp
Title: Vice President

Name of Institution:

MORGAN STANLEY SENIOR FUNDING, INC.,
as a Revolving Facility Lender

By:    /s/ Dmitriy Barskiy
Name: Dmitriy Barskiy
Title: Vice President

Name of Institution:

PNC BANK, NATIONAL ASSOCIATION,
as a Revolving Facility Lender

By:    /s/ Richard C. Munsick
Name: Richard C. Munsick
Title: Senior Vice President

Name of Institution:

SUMITOMO MITSUI BANKING CORPORATION,
as a Revolving Facility Lender

By:    /s/ Masaki Sone
Name: Masaki Sone
Title: General Manager

Name of Institution:

SOVEREIGN BANK, N.A.,
as a Revolving Facility Lender

By:    /s/ William Maag
Name: William Maag
Title: Senior Vice President

Name of Institution:

UBS LOAN FINANCE LLC,
as a Revolving Facility Lender

By:    /s/ Lana Gifas
Name: Lana Gifas
Title: Director

If two signatures are required:

By:    /s/ Joseline Fernandes
Name: Joseline Fernandes
Title: Associate Director

Name of Institution:

U.S. BANK NATIONAL ASSOCIATION,
as a Revolving Facility Lender

By:    /s/ John M. Eyerman
Name: John M. Eyerman
Title: Vice President

Name of Institution:

UNION BANK, N.A.,
as a Revolving Facility Lender

By:    /s/ Eric Otieno
Name: Eric Otieno
Title: Vice President

Name of Institution:

WELLS FARGO BANK, N.A.,
as a Revolving Facility Lender

By:    /s/ Trent J. Brendon
Name: Trent J. Brendon
Title: Vice President